

THE JONES GROUP

2012 Third Quarter Earnings
October 24, 2012

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q3 Performance – Consolidated

($ in millions, except per share)	Q3-2012	Q3-2011
Total Revenue	$1,035	$1,044
Gross Profit	$365	$374
Gross Margin	35.2%	35.8%
SG&A	$292	$304
Operating Income	$73	$70
Net Income	$44	$40
Adjusted EPS	$0.57	$0.48

- Revenues driven by strong contribution from Footwear & Accessories and Jeanswear
- Gross margins decreased 60 bps from the prior year primarily due to cost increases, higher levels of promotions and lower royalty income, partially offset by better results in the off-price channel
- SG&A was well controlled, impacted by $7 million in foreign currency gains

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $234 million
  - Reflects tight working capital management
  - Includes proceeds from recent debt issuance of $100 million
- Inventory at quarter end: $524 million, down 6% from prior year
  - Driven by strong inventory planning
- Nothing drawn on credit facility at quarter end
  - Availability of $534 million
- Quarterly dividend: $0.05 per share
- 2012 YTD capital expenditures: ~ $58 million
- 2012 YTD share repurchases: ~ $34 million, or ~ 3 million shares

Enhancing Profitability

Action

Revitalize Core Brands — Ongoing
- Jones New York, Nine West, Anne Klein, Easy Spirit, Gloria Vanderbilt and l.e.i.
- Rollout enhanced merchandise, marketing campaigns ✓
- New talent: Appointed Group President, Global Footwear & Accessories — Sept. 2012

Invest in Emerging Brands — Ongoing
- Stuart Weitzman, Brian Atwood, Kurt Geiger, Rachel Roy, Robert Rodriguez
- Acquisition of Brian Atwood — July 2012

Expand International Footprint — Ongoing
- Penetration now approximately 20%
- Open Stuart Weitzman, Kurt Geiger international stores — Spring 2013

Improve Direct-to-Consumer Performance — Ongoing
- Enhance assortment, penetration and customer experience
- Appointed Group President of Retail and Global Development — June 2012
- Opened first Brian Atwood store — Oct. 2012
- Opened new Nine West flagship on Lexington Ave. — Oct. 2012

Operational Excellence ✓
- Optimize cost structure, inventory management, expense control
- Superior manufacturing and sourcing




STUART WEITZMAN



Brand-Centric Evolution

- Refocusing the Company from category to brand management
- Driving branded point-of-view more clearly and distinctly through design, creativity and merchandising
  - Harmonizing design across categories
  - Retaining core heritage and equities
- Creating Powerful New Resources
  - Chief Creative Officer
    - Single editor to lead creative departments across Company portfolio
    - Drives design-centric direction across brands
  - Fashion Office
    - Captures and interprets trends to Company brands
- Attracting and retaining the best talent in the industry to drive transformation

New Store Openings

Brian Atwood:

- Opened first flagship store on Madison Avenue
- Contains the largest selection of Brian Atwood products in the world
- Features private shopping and a made-to-order program (coming soon)



Nine West:

- Opened flagship store on Lexington Avenue
- Store is first to convert to Nine West's new retail concept that will be rolled out worldwide
- Features trend-driven, merchandised walls
- Coincides with new marketing campaigns for fall in print, outdoor, in-store, digital and social channels: "We Do Shoe" and "Nine & the Gang"
- Also opened concept boutiques:
  - Vintage America Collection
  - The World According to 9


9W.
WE
DO
SHOE



Segment Performance

($ in millions)	Q3 - 2012	Q3 - 2011	Q3 YTD - 2012	Q3 YTD - 2011
Revenue -				
Domestic Wholesale Sportswear	$209	$244	$617	$716
Domestic Wholesale Jeanswear	$202	$188	$538	$613
Domestic Wholesale Footwear & Accessories	$290	$264	$711	$673
Domestic Retail	$140	$150	$419	$452
International Wholesale	$94	$100	$243	$255
International Retail	$90	$85	$265	$149
Segment Profit -				
Domestic Wholesale Sportswear	$14	$26	$51	$72
Domestic Wholesale Jeanswear	$15	$11	$40	$52
Domestic Wholesale Footwear & Accessories	$39	$30	$68	$59
Domestic Retail	($16)	($14)	($36)	($33)
International Wholesale	$10	$14	$30	$33
International Retail	$4	$2	$5	$5
Segment Margin -				
Domestic Wholesale Sportswear	6.9%	10.8%	8.2%	10.1%
Domestic Wholesale Jeanswear	7.3%	5.8%	7.5%	8.5%
Domestic Wholesale Footwear & Accessories	13.4%	11.2%	9.6%	8.8%
Domestic Retail	-11.1%	-9.1%	-8.7%	-7.3%
International Wholesale	10.7%	13.5%	12.3%	12.8%
International Retail	4.2%	2.5%	2.1%	3.0%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2012 Guidance

($ in millions)	Revenue
Domestic Wholesale Sportswear	$780 - $790
Domestic Wholesale Jeanswear	$730 - $740
Domestic Wholesale Footwear and Accessories	$915 - $930
Domestic Retail	$590 – $600
International Wholesale	$330 - $340
International Retail	$390 - $400
Licensing, Other and Eliminations	~$45
Total Company	$3,790 - $3,820(1)
Interest Expense	~ $57 Million
Equity in Income of Unconsolidated Affiliate	~ $2 Million
Effective Tax Rate	~31.5%
Depreciation and Amortization	~$100 Million
% of Net Earnings Applicable to Common Equity	~97.0%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 76 Million
Capital Expenditures	~ $80 - $90 Million

(1) Total company assumes blended performance within forecasted segment ranges

Full Year Brand Contribution


2011 Actual
Jones New York 19%
Anne Klein 7%
GV 6%
Stuart Weitzman 6%
Easy Spirit 6%
l.e.i. 4%
Bandolino 4%
Kasper 3%
KG 2%
Other 21%
Nine West 22%


2012 Projection
Jones New York 17%
Anne Klein 7%
Stuart Weitzman 7%
GV 6%
Easy Spirit 6%
Bandolino 4%
l.e.i. 3%
Kasper 3%
KG 2%
Other 23%
Nine West 22%

Full Year Revenues by Brand Classification


2011 Actual
Emerging Brands 14%
Category Labels 22%
Core Brands 64%


2012 Projection
Emerging Brands 18%
Category Labels 20%
Core Brands 62%

Full Year Distribution Channels


2011 Actual
Upscale Department Stores 11%
Department Stores 42%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2012 Projection
Upscale Department Stores 14%
Department Stores 40%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 12%
E-Commerce 3%
Company Operated Retail 17%

International Penetration



$900
$600
$300
$0
International Revenues ($ in millions)
25%
20%
15%
10%
5%
0%
% of Total Revenues
9%
8%
10%
17%
20%
2008
2009
2010
2011
2012E

Q3 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q3 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 209	$ -		$ 209
Domestic Wholesale Jeanswear	202	-		202
Domestic Wholesale Footwear & Accessories	290	-		290
Domestic Retail	140	-		140
International Wholesale	94	-		94
International Retail	90	-		90
Licensing, Other and Eliminations	10	-		10
Total Company	$ 1,035	$ -		$ 1,035
Q3 2012 Gross Profit	$ 365	$ -		$ 365
Q3 2012 SG&A	$ 302	$ (10)	(a-f)	$ 292
Q3 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 13	$ 1	(a,d)	$ 14
Domestic Wholesale Jeanswear	16	(1)	(d,e)	15
Domestic Wholesale Footwear & Accessories	29	10	(d,e)	39
Domestic Retail	(16)	-		(16)
International Wholesale	10	-		10
International Retail	2	2	(a)	4
Licensing, Other and Eliminations	9	(2)	(a-c, f)	7
Total Segment Income (Loss)	$ 63	$ 10		$ 73
Interest expense	$ 37	$ (24)	(g)	$ 13
Net income allocated to common equity	17	26		43
Net income allocated to participating shares	-	1		1
Total allocated net income	$ 17	$ 27		$ 44

(a) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger and Brian Atwood.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes severance and restricted stock amortization related to executive management changes.

(d) Includes severance, occupancy and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes the gain on the sale of the Sam & Libby trademark.

(g) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q3 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 244	$ -		$ 244
Domestic Wholesale Jeanswear	187	1	(a)	188
Domestic Wholesale Footwear & Accessories	264	-		264
Domestic Retail	150	-		150
International Wholesale	100	-		100
International Retail	85	-		85
Licensing, Other and Eliminations	13	-		13
Total Company	$ 1,043	$ 1		$ 1,044
Q3 2011 Gross Profit	$ 372	$ 2		$ 374
Q3 2011 SG&A	$ 312	$ (8)	(a-d)	$ 304
Q3 2011 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 28	$ (2)	(c)	$ 26
Domestic Wholesale Jeanswear	9	2	(a)	11
Domestic Wholesale Footwear & Accessories	28	2	(a)	30
Domestic Retail	(16)	2	(a, d)	(14)
International Wholesale	12	2	(c)	14
International Retail	-	2	(c)	2
Licensing, Other and Eliminations	(1)	2	(b, c)	1
Total Segment Income (Loss)	$ 60	$ 10		$ 70
Interest expense	$ 1	$ 13	(e)	$ 14
Net income allocated to common equity	40	(1)		39
Net income allocated to participating shares	1	-		1
Total allocated net income	$ 41	$ (1)		$ 40

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 YTD 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 617	$ -		$ 617
Domestic Wholesale Jeanswear	538	-		538
Domestic Wholesale Footwear & Accessories	711	-		711
Domestic Retail	419	-		419
International Wholesale	243	-		243
International Retail	265	-		265
Licensing, Other and Eliminations	33	-		33
Total Company	$ 2,826	$ -		$ 2,826
YTD 2012 Gross Profit	$ 1,034	$ 1	(a, e)	$ 1,035
YTD 2012 SG&A	$ 909	$ (40)	(a-g)	$ 869
YTD 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 45	$ 6	(b,d,e)	$ 51
Domestic Wholesale Jeanswear	39	1	(e,f)	40
Domestic Wholesale Footwear & Accessories	46	22	(d, e)	68
Domestic Retail	(41)	5	(a,d,e)	(36)
International Wholesale	29	1	(b, e)	30
International Retail	1	4	(b)	5
Licensing, Other and Eliminations	6	2	(b-d,g)	8
Total Segment Income	$ 125	$ 41		$ 166
Interest expense	$ 89	$ (48)	(h)	$ 41
Net income allocated to common equity	24	59		83
Net income allocated to participating shares	-	2		2
Total allocated net income	$ 24	$ 61		$ 85

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger and Brian Atwood.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.

(f) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(g) Includes the gain on the sale of the Sam & Libby trademark.

(h) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 YTD 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP		Adjustments			Adjusted	
YTD 2011 Net Revenues							
Domestic Wholesale Sportswear	$	716	$	-		$	716
Domestic Wholesale Jeanswear		612		1	(a)		613
Domestic Wholesale Footwear & Accessories		673		-			673
Domestic Retail		452		-			452
International Wholesale		255		-			255
International Retail		149		-			149
Licensing, Other and Eliminations		35		-			35
Total Company	$	2,892	$	1		$	2,893
YTD 2011 Gross Profit	$	1,026	$	2	(a)	$	1,028
YTD 2011 SG&A	$	860	$	(21)	(a-d)	$	839
YTD 2011 Segment Income (Loss)							
Domestic Wholesale Sportswear	$	81	$	(9)	(a,c)	$	72
Domestic Wholesale Jeanswear		49		3	(a)		52
Domestic Wholesale Footwear & Accessories		43		16	(a)		59
Domestic Retail		(34)		1	(a,d)		(33)
International Wholesale		31		2	(c)		33
International Retail		3		2	(c)		5
Licensing, Other and Eliminations		(7)		8	(a,b,c)		1
Total Segment Income	$	166	$	23		$	189
Interest expense	$	59	$	(21)	(e)	$	38
Net income allocated to common equity		70		28			98
Net income allocated to participating shares		2		1			3
Total allocated net income	$	72	$	29		$	101

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closures of the Texas and Rhode Island warehouses.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger, the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.